UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2021

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871			27-0000798
(Commission File Number)			(IRS Employer Identification No.)

One Comcast Center
Philadelphia,	PA		19103-2838
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
0.250% Notes due 2027	CMCS27	NASDAQ Global Market
1.500% Notes due 2029	CMCS29	NASDAQ Global Market
0.750% Notes due 2032	CMCS32	NASDAQ Global Market
1.875% Notes due 2036	CMCS36	NASDAQ Global Market
1.250% Notes due 2040	CMCS40	NASDAQ Global Market
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)     At the annual meeting, our shareholders approved, or did not approve, the following proposals.
(b)    The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in Comcast Corporation’s definitive proxy statement dated April 23, 2021, are set forth below.
(1)All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	323,482,887	46,984,893	20,884,491
Madeline S. Bell	369,299,624	1,168,156	20,884,491
Naomi M. Bergman	369,665,534	802,246	20,884,491
Edward D. Breen	297,502,989	72,964,791	20,884,491
Gerald L. Hassell	363,728,099	6,739,681	20,884,491
Jeffrey A. Honickman	359,012,264	11,455,516	20,884,491
Maritza G. Montiel	365,607,561	4,860,219	20,884,491
Asuka Nakahara	368,890,197	1,577,583	20,884,491
David C. Novak	367,989,880	2,477,900	20,884,491
Brian L. Roberts	357,631,620	12,836,160	20,884,491
(2)The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
324,029,837	45,561,515	876,426	20,884,493

(3)The appointment of Deloitte & Touche LLP as our independent auditors for the 2021 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
381,994,519	9,193,157	164,595	N/A
(4)A shareholder proposal to conduct an independent investigation and report on risks posed by failing to prevent sexual harassment, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
80,857,397	286,578,651	3,031,730	20,884,493

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION
Date:	June 4, 2021	By:	/s/ Thomas J. Reid
		Name:	Thomas J. Reid
		Title:	Chief Legal Officer and Secretary